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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                   May 5, 2005
                Date of Report (Date of earliest event reported)


                              ENERGY PARTNERS, LTD.
             (Exact name of registrant as specified in its charter)

            Delaware                      001-16179              72-1409562
 (State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
         incorporation)                                      Identification No.)

                       201 St. Charles Avenue, Suite 3400
                          New Orleans, Louisiana 70170
                    (Address of principal executive offices)

                                 (504) 569-1875
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition

On May 5, 2005, we issued a press release with respect to our 2005 first quarter earnings. The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein. The press release contains certain measures (discussed below), which may be deemed "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Management discloses discretionary cash flow. This non-GAAP financial measure and reconciliation to the most comparable GAAP financial measure for the first quarter of 2005 are included in Exhibit 99.1 to this Current Report, furnished to the Securities and Exchange Commission.

Discretionary cash flow is defined as cash flow from operations before changes in working capital and exploration expenditures. Discretionary cash flow is widely accepted as a financial indicator of an oil and natural gas company's ability to generate cash, which is used to internally fund exploration and development activities, pay dividends and service debt. Discretionary cash flow is presented based on management's belief that this non-GAAP measure is useful information to investors because it is widely used by professional research analysts in the valuation, comparison, rating and investment recommendations of companies within the oil and natural gas exploration and production industry. The Company does not use this non-GAAP measure for any other purpose. Many investors use the published research of these analysts in making their investment decisions. Discretionary cash flow is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating activities, as defined by GAAP, or as a measure of liquidity, or an alternative to net income. Investors should be cautioned that discretionary cash flow as reported by us may not be comparable in all instances to discretionary cash flow as reported by other companies.

                                  EXHIBIT INDEX

   Exhibit No.   Description
   -----------   ---------------------------------------------------------------

   99.1 Press release, dated May 5, 2005 announcing earnings for the quarter ended March 31, 2005.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 5, 2005


                                        ENERGY PARTNERS, LTD.


                                        By:      /s/ David R. Looney
                                             -----------------------------------
                                             David R. Looney
                                             Executive Vice President and Chief
                                             Financial Officer
                                             (Authorized Officer and Principal
                                             Financial Officer)


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